                                                                   EXHIBIT 10.14

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is entered into as of September 9, 1999, by and between Silicon Valley Bank ("Purchaser") and Athena Healthcare Incorporated, a Delaware corporation ("Company").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, the Purchaser is acquiring from the Company a warrant (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Eligible Shares (as defined in the Warrant).

     B. By this Agreement, the Purchaser and the Company desire to set forth the registration rights of the Shares all as provided herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. Registration Rights. The Company covenants and agrees as follows:

          1.1 Definitions. For purposes of this Section 1:

               (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

               (b) The term "Registrable Securities" means (i) the Eligible Shares (as defined in the Warrant) issued or issuable upon exercise of the Warrant and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i).

               (c) The terms "Holder" or "Holders" means the Purchaser or qualifying transferees under subsection 1.8 hereof who hold Registrable Securities.

               (d) The term "SEC" means the Securities and Exchange Commission.

               (e) The terms "Form S-1," Form S-3" etc. shall mean those forms with such designations as are required by the SEC and any successor or replacement forms adopted by the SEC.

          1.2 Company Registration.

               (a) Registration. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans or on Form S-4 relating solely to an SEC Rule 145 transaction, the Company will:

                    (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (ii) include in such registration (and qualifications), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(b) below.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.2(a)(i). In such event the right of any Holder to registration pursuant to this subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

               (c) In the case of any registration of Common Stock by the Company, if the managing underwriters give written advice to the Company that marketing factors require a limitation on the number of shares of Common Stock (or other securities convertible into or exchangeable for Common Stock) to be offered and sold by stockholders of Company in such offering, there shall be included in the offering: (i) first, all securities proposed by Company to be sold for its account; and (ii) second, that number of shares Common Stock, if any, requested to be included in such registration statement by stockholders (including Holders) of the Company, on a pro rata basis based upon the number of shares of Common Stock each such stockholder beneficially owns.

          1.3 Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 including without limitation, all registration, filing and qualification fees, printing expenses, underwriting fees, discounts and commissions, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company. All expenses of any registered offering not otherwise borne by the Company will be borne pro rata among the Holders, any other shareholders of the Company participating in such offering and the Company.

          1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days (the "Effective Period).

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement provided that all other shareholders of the Company participating in such offering do the same.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          1.5 Indemnification.

               (a) The Company will indemnify each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder ("Exchange Act") or any state securities law applicable to the Company or any rule or regulation promulgated any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

               (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld or delayed); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

               (c) Each party entitled to indemnification under this subsection
1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          1.6 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

          1.7 Rule 144 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

          1.8 Transfer of Registration Rights. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2 and 1.7 may be assigned to a transferee or assignee of a Holder's Registrable Securities not sold to the public, provided, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

     2. General.

          2.1 Waivers and Amendments. With the written consent of the record or beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

          2.2 Governing Law. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts as such laws are applied to agreements between Massachusetts residents entered into and to be performed entirely within Massachusetts.

          2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          2.4 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address(es) as set forth below, or at such other address(es) as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Holder in writing.

          2.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

          2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

PURCHASER                               COMPANY

SILICON VALLEY BANK                     ATHENA HEALTHCARE INCORPORATED


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
      (print)                                 (print)
Title:                                  Title:
       ------------------------------          ---------------------------------
Address:                                Address:
         ----------------------------            -------------------------------

         ----------------------------            -------------------------------

         ----------------------------            -------------------------------

copy to: Silicon Valley Bank
         Treasury Department
         3003 Tasman Drive
         MS NC 821
         Santa Clara, CA 95054

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT NO.1 TO REGISTRATION RIGHTS AGREEMENT is made as of March 31, 2000 by and between Silicon Valley Bank ("Purchaser") and Athena Healthcare Incorporated, a Delaware corporation (the "Company")

                                    RECITALS

     A. Purchaser and the Company executed a Registration Rights Agreement dated as of September 9, 1999 (the "Agreement").

     B. Concurrently with the execution and delivery of this Amendment No. 1 to the Agreement, the Company is issuing to the Purchaser a Warrant to Purchase Stock (the "Second Warrant").

     C. The parties desire that the shares of Common Stock issuable upon the conversion of the Shares (as defined in the Second Warrant) and/or the Shares, if same are shares of Common Stock (the "Second Warrant Conversion Shares"), and certain other securities relating to the Second Warrant Shares, be included within the rights granted to Purchaser under the Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Inclusion of Second Warrant Conversion Shares etc. The definition of "Registrable Securities" in Section 1.1 (b) of the Agreement is hereby deleted in its entirety and replaced with the following definition:

          "The term "Registrable Securities" means (i) the shares of Common Stock issuable upon (A) conversion of the shares of preferred stock issuable under (1) that certain Warrant to Purchase Stock issued by the Company to Purchaser on Illegible (the "First Warrant") and (2) that certain Warrant to Purchase Stock issued by the Company to Purchaser on March 31, 2000 (the "Second Warrant"), and (B) exercise of the First Warrant and/or the Second Warrant if at any time the Shares (as defined in the First Warrant and Second Warrant, respectively) are shares of Common Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of. any stock referred to in (i)."

     2. Company Representations and Warranties. The Company represents and warrants to Purchaser that the Company's execution, delivery and performance of this Amendment No. 1 to the Agreement (a) has been duly authorized by all necessary corporate action of the Company's Board of Directors and shareholders,
(b) will not violate the Company's Restated Certificate of

Incorporation or By-laws, each as amended, (c) will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or by which it or any of its assets is subject or bound, and (d) does not require the approval, consent or waiver of or by any third party which approval, consent or waiver has not been obtained as of the date hereof.

     3. Except as amended hereby, the Agreement shall remain in full force and effect as originally written.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

SILICON VALLEY BANK                     ATHENAHEALTHCARE INCORPORATED
                                        Now known athenahealth.com, Inc.


By: /s/ Illegible                       By: /s/ Carl Byers
    ---------------------------------       ------------------------------------
Title: SR VP                            Title: CFO, Treasurer

                AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT is made as of November 4, 2003 by and between ORIX Venture Partners LLC ("ORIX"), Silicon Valley Bank ("SVB", and collectively with ORIX, the "Purchasers") and Athenahealth, Inc. (formerly Athena Healthcare Incorporated), a Delaware corporation (the "Company").

                                    RECITALS

     A. SVB and the Company executed a Registration Rights Agreement, dated as of September 9, 1999 (the "Agreement").

     B. Concurrently with the execution of the Agreement, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of September 9, 1999 (the "First Warrant").

     C. SVB and the Company executed an Amendment No. 1 to the Agreement, dated as of March 31, 2000 ("Amendment No. 1").

     D. Concurrently with the execution of Amendment No. 1, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of March 31, 2000 (the "Second Warrant").

     E. Concurrently with the execution and delivery of this Amendment No. 2 to the Agreement ("Amendment No. 2"), the Company is issuing to SVB a Warrant to Purchase Stock (the "Third Warrant") and is issuing to ORIX a Warrant to Purchase Stock (the "Fourth Warrant", and collectively with the First, Second and Third Warrants, the "Warrants").

     F. The parties desire that the shares of Common Stock issuable upon the conversion of the Shares (as defined in the Second, Third and Fourth Warrants) and/or the Shares, if same are shares of Common Stock (the "Second, Third and Fourth Warrant Conversion Shares"), and certain other securities relating to the Shares, be included within the rights granted to the Purchasers under this Agreement.

     G. The Purchasers and the Company desire that ORIX be made a party to the Agreement, as amended by Amendment No. 1.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. ORIX to Made a Party to the Agreement. As of the date hereof, ORIX shall be included as a party to this Agreement, in addition to the Purchaser and the Company.

     2. Inclusion of Second, Third and Fourth Warrant Conversion Shares etc. The definition of "Registrable Securities" in Section 1.1(b) of the Agreement is hereby deleted in its entirety and replaced with the following definition:

          "The term "Registrable Securities" means (i) the shares of Common Stock issuable upon (A) conversion of the shares of preferred stock issuable under (1) that certain Warrant to Purchase Stock issued by the Company to Purchaser on September 9, 1999 (the "First Warrant"),
          (2) that certain Warrant to Purchase Stock issued by the Company to Purchaser on March 31, 2000 (the "Second Warrant"), (3) that certain Warrant to Purchase Stock issued by the Company to ORIX Venture Finance LLC ("Orix") on November 4, 2003 (the "Third Warrant") and (4) that certain Warrant to Purchase Stock issued by the Company to Purchaser on November 4, 2003 (the "Fourth Warrant") and (B) exercise of the First Warrant, the Second Warrant, the Third Warrant and/or the Fourth Warrant if at any time the Shares (as defined in the First Warrant, the Second Warrant, the Third Warrant and the Fourth Warrant, respectively) are shares of Common Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i)."

     3. Inclusion of ORIX as a Holder. The definition of "Holder" and "Holders" in Section 1.1(c) of the Agreement is hereby deleted in its entirety and replaced with the following definition:

          "The terms "Holder" or "Holders" means the Purchaser and ORIX or qualifying transferees under subsection 1.8 hereof who hold Registrable Securities."

     4. Additional Provision. A new Section 2.9 shall be added to the Agreement as follows:

          "2.9. "Lock-Up" and Market Standstill. Each holder of Registrable Securities agrees that in the event the Company proposes to offer for sale to the public any of its equity securities in any registration statement under the Securities Act (whether for its own account or the account of others, including the holders of Registrable Securities), and (1) if requested in writing by the Company and an underwriter of the proposed offering of Common Stock or other securities of the Company; and (2) if all other "affiliates" and all 5% stockholders, directors and officers similarly situated are requested by the Company and such underwriter to sign, and actually do sign, any "Lock-Up Agreement" (as described herein), then such holder will agree to a restriction whereby it will not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner or in any hedging or other derivative security transaction, to the public in open market transactions, any Common Stock or other securities of the Company held by it during whatever time period requested by the Company and the underwriter for restrictions on trading or transfer (the "Lock-Up Period") following the effective date of the registration statement of the Company filed under the Securities Act. Such agreements shall be in writing and in form and substance pursuant to customary and prevailing terms and conditions for such Lock-Up Agreements. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period. Such Lock-Up Period applicable to the holders of Registrable Securities shall not exceed 180 days in length."

     5. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     6. All other provisions of the Registration Rights Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

SILICON VALLEY BANK                     ORIX VENTURE FINANCE LLC


By: /s/ Naomi B. Herman                 By: /s/ William Bishop
    ---------------------------------       ------------------------------------
Title: Vice President                   Title: Principal


ATHENAHEALTH, INC.


By: /s/ Jonathan Bush
    ---------------------------------
Title: CEO

                    AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT is made as of February 28, 2005 by and between ORIX Venture Partners LLC ("ORIX"), Silicon Valley Bank ("SVB" or "Purchaser", and collectively with ORIX, the "Holders") and Athenahealth, Inc. (formerly Athena Healthcare Incorporated), a Delaware corporation (the "Company").

                                    RECITALS

     A. SVB and the Company executed a Registration Rights Agreement, dated as of September 9, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Agreement").

     B. Concurrently with the execution of the Agreement, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of September 9, 1999 (the "First Warrant").

     C. SVB and the Company executed an Amendment No. 1 to the Agreement, dated as of March 31, 2000 ("Amendment No. 1").

     D. Concurrently with the execution of Amendment No. 1, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of March 31, 2000 (the "Second Warrant").

     E. SVB, ORIX, and the Company executed an Amendment No. 2 to the Agreement, dated as of November 4, 2003 ("Amendment No. 2"), pursuant to which, among other things, ORIX became a party to the Agreement as an additional Holder.

     F. Concurrently with the execution of Amendment No. 2, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of November 4, 2003 (the "Third Warrant"), and ORIX acquired from the Company a certain Warrant to Purchase Stock, dated as of November 4, 2003 (the "Fourth Warrant").

     G. Concurrently with the execution and delivery of this Amendment No. 3 to the Agreement ("Amendment No. 3"), the Company is issuing to SVB a Warrant to Purchase Stock (the "Fifth Warrant") and is issuing to ORIX a Warrant to Purchase Stock (the "Sixth Warrant", and collectively with the First, Second, Third, Fourth, and Fifth Warrants, the "Warrants").

     H. The parties desire that the shares of Common Stock issuable upon the conversion of the Shares (as defined in the Second, Third, Fourth, Fifth, and Sixth Warrants) and/or the Shares, if same are shares of Common Stock (the "Second, Third, Fourth, Fifth, and Sixth Warrant Conversion Shares"), and certain other securities relating to the Shares, be included within the rights granted to the Holders under the Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Inclusion of Second, Third, Fourth, Fifth, and Sixth Warrant Conversion Shares etc. The definition of "Registrable Securities" in Section 1.1(b) of the Agreement is hereby deleted in its entirety and replaced with the following definition:

          "The term "Registrable Securities" means (i) the shares of Common Stock issuable upon (A) conversion of the shares of preferred stock issuable under (1) that certain Warrant to Purchase Stock issued by the Company to Purchaser on September 9, 1999 (the "First Warrant"),
          (2) that certain Warrant to Purchase Stock issued by the Company to Purchaser on March 31, 2000 (the "Second Warrant"), (3) that certain Warrant to Purchase Stock issued by the Company to ORIX Venture Finance LLC ("ORIX") on November 4, 2003 (the "Third Warrant"), (4) that certain Warrant to Purchase Stock issued by the Company to Purchaser on November 4, 2003 (the "Fourth Warrant"), (5) that certain Warrant to Purchase Stock issued by the Company to Purchaser on February 28, 2005 (the "Fifth Warrant"), and (6) that certain Warrant to Purchase Stock issued by the Company to ORIX on February 28, 2005 (the "Sixth Warrant"), and (B) exercise of the First Warrant, the Second Warrant, the Third Warrant, Fourth Warrant, Fifth Warrant, and/or the Sixth Warrant if at any time the Shares (as defined in the First Warrant, the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, and the Sixth Warrant, respectively) are shares of Common Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i)."

     2. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart.

     3. All other provisions of the Agreement shall remain unchanged and in full force and effect.

[remainder of page intentionally left blank; signature page immediately follows]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

SILICON VALLEY BANK                     ORIX VENTURE FINANCE LLC


By: /s/ Illegible                       By: /s/ Kevin P. Sheehan
    ---------------------------------       ---------------------------------
Title: Vice President                   Title: President & CEO


ATHENAHEALTH, INC.


By: /s/ Carl Byers
    ---------------------------------
Title: CFO

                AMENDMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT is made as of December 28, 2005 by and between ORIX Venture Finance LLC ("ORIX"), SVB Financial Group (assignee of Silicon Valley Bank) ("SVB" or "Purchaser", and collectively with ORIX, the "Holders") and athenahealth, Inc. (formerly Athena Healthcare Incorporated), a Delaware corporation (the "Company").

                                    RECITALS

     A. SVB and the Company executed a Registration Rights Agreement, dated as of September 9, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Agreement").

     B. Concurrently with the execution of the Agreement, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of September 9, 1999 (the "First Warrant").

     C. SVB and the Company executed an Amendment No. 1 to the Agreement, dated as of March 31, 2000 ("Amendment No. 1").

     D. Concurrently with the execution of Amendment No. 1, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of March 31, 2000 (the "Second Warrant").

     E. SVB, ORIX, and the Company executed an Amendment No. 2 to the Agreement, dated as of November 4, 2003 ("Amendment No. 2"), pursuant to which, among other things, ORIX became a party to the Agreement as an additional Holder.

     F. Concurrently with the execution of Amendment No. 2, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of November 4, 2003 (the "Third Warrant"), and ORIX acquired from the Company a certain Warrant to Purchase Stock, dated as of November 4, 2003 (the "Fourth Warrant").

     G. Concurrently with the execution and delivery of Amendment No. 3 to the Agreement dated February 28, 2005 ("Amendment No. 3"), the Company issued to SVB a certain Warrant to Purchase Stock dated as of February 28, 2005 (the "Fifth Warrant") and issued to ORIX a certain Warrant to Purchase Stock dated as of February 28, 2005 (the "Sixth Warrant").

     H. Concurrently with the execution and delivery of this Amendment No. 4 to the Agreement ("Amendment No. 4"), the Company is issuing to ORIX a Warrant to Purchase Stock (the "Seventh Warrant", and collectively with the First Warrant, the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant and the Sixth Warrant, the "Warrants").

     I. The parties desire that the shares of Common Stock issuable upon the conversion of the Shares (as defined in the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, the Sixth Warrant and the Seventh Warrant) and/or the Shares, if same are shares of Common Stock (the "Second, Third, Fourth, Fifth, Sixth and Seventh Warrant Conversion Shares"), and certain other securities relating to the Shares, be included within the rights granted to the Holders under the Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Inclusion of Second, Third, Fourth, Fifth, Sixth and Seventh Warrant Conversion Shares etc. The definition of "Registrable Securities" in Section 1.1
(b) of the Agreement is hereby deleted in its entirety and replaced with the following definition:

     "The term "Registrable Securities" means (i) the shares of Common Stock issuable upon (A) conversion of the shares of preferred stock issuable under (1) that certain Warrant to Purchase Stock issued by the Company to Purchaser on September 9, 1999 (the "First Warrant"), (2) that certain Warrant to Purchase Stock issued by the Company to Purchaser on March 31, 2000 (the "Second Warrant"), (3) that certain Warrant to Purchase Stock issued by the Company to ORIX Venture Finance LLC ("ORIX") on November 4, 2003 (the "Third Warrant"), (4) that certain Warrant to Purchase Stock issued by the Company to Purchaser on November 4, 2003 (the "Fourth Warrant"), (5) that certain Warrant to Purchase Stock issued by the Company to Purchaser on February 28, 2005 (the "Fifth Warrant"), (6) that certain Warrant to Purchase Stock issued by the Company to ORIX on February 28, 2005 (the "Sixth Warrant") and (7) that certain Warrant to Purchase Stock issued by the Company to ORIX on December ____, 2005 (the "Seventh Warrant"), and (B) exercise of the First Warrant, the Second Warrant, the Third Warrant, Fourth Warrant, Fifth Warrant, the Sixth Warrant and/or the Seventh Warrant if at any time the Shares (as defined in the First Warrant, the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, the Sixth Warrant and the Seventh Warrant, respectively) are shares of Common Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i)."

     2. Counterparts. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart.

     3. All other provisions of the Agreement shall remain unchanged and in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

SVB FINANCIAL GROUP                     ORIX VENTURE FINANCE LLC
(ASSIGNEE OF SILICON VALLEY BANK)


By: /s/ Illegible                       By: Kevin P. Sheehan
    ---------------------------------       ------------------------------------
Title: TREASURER                        Title: President & CEO


ATHENAHEALTH, INC.


By: /s/ Carl. Byers
    ---------------------------------
Title: Carl. Byers, CFO

                AMENDMENT NO. 5 TO REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT NO. 5 TO REGISTRATION RIGHTS AGREEMENT is made as of September 21, 2006 by and between ORIX Venture Partners LLC ("ORIX"), SVB Financial Group (assignee of Silicon Valley Bank) ("SVB" or "Purchaser", and collectively with ORIX, the "Holders") and athenahealth, Inc. (formerly Athena Healthcare Incorporated), a Delaware corporation (the "Company").

                                    RECITALS

     A. SVB and the Company executed a Registration Rights Agreement, dated as of September 9, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Agreement").

     B. Concurrently with the execution of the Agreement, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of September 9, 1999 (the "First Warrant").

     C. SVB and the Company executed an Amendment No. 1 to the Agreement, dated as of March 31, 2000 "Amendment No. 1").

     D. Concurrently with the execution of Amendment No. 1, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of March 31, 2000 (the "Second Warrant").

     E. SVB, ORIX, and the Company executed an Amendment No. 2 to the Agreement, dated as of November 4, 2003 ("Amendment No. 2"), pursuant to which, among other things, ORIX became a party to the Agreement as an additional Holder.

     F. Concurrently with the execution of Amendment No. 2, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of November 4, 2003 (the "Third Warrant"), and ORIX acquired from the Company a certain Warrant to Purchase Stock, dated as of November 4, 2003 (the "Fourth Warrant").

     G. Concurrently with the execution and delivery of Amendment No. 3 to the Agreement dated February 28, 2005 ("Amendment No. 3"), the Company issued to SVB a certain Warrant to Purchase Stock dated as of February 28, 2005 (the "Fifth Warrant") and issued to ORIX a certain Warrant to Purchase Stock dated as of February 28, 2005 (the "Sixth Warrant").

     H. Concurrently with the execution and delivery of Amendment No. 4 to the Agreement dated as of December 28, 2005 ("Amendment No. 4"), the Company issued to ORIX a certain Warrant to Purchase Stock dated as of December 28, 2005 (the "Seventh Warrant").

     I. Concurrently with the execution of this Amendment No. 5 to the Agreement, dated as of the date hereof ("Amendment No. 5"), the Company issued to ORIX a certain Warrant to Purchase Stock, dated as of the date hereof (the "Eighth Warrant", and collectively with the First Warrant, the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, the Sixth Warrant, the Seventh Warrant and the Eighth Warrant, the "Warrants").

     L. The parties desire that the shares of Common Stock issuable upon the conversion of the Eligible Shares (as defined in the First Warrant), the Shares (as defined in the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, the Sixth Warrant, the Seventh Warrant and the Eighth Warrant) and/or the Shares, if same are shares of Common Stock (the "First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth Warrant Conversion Shares"), and certain other securities relating to the Shares, be included within the rights granted to the Holders under the Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Inclusion of First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth Warrant Conversion Shares. The definition of "Registrable Securities" in
Section 1.1 (b) of the Agreement is hereby deleted in its entirety and replaced with the following definition:

     "The term "Registrable Securities" means (i) the shares of Common Stock issuable upon (A) conversion of the shares of preferred stock issuable under (1) that certain Warrant to Purchase Stock issued by the Company to Purchaser on September 9, 1999 (the "First Warrant"), (2) that certain Warrant to Purchase Stock issued by the Company to Purchaser on March 31, 2000 (the "Second Warrant"), (3) that certain Warrant to Purchase Stock issued by the Company to ORIX Venture Finance LLC ("ORIX") on November 4, 2003 (the "Third Warrant"), (4) that certain Warrant to Purchase Stock issued by the Company to Purchaser on November 4, 2003 (the "Fourth Warrant"), (5) that certain Warrant to Purchase Stock issued by the Company to Purchaser on February 28, 2005 (the "Fifth Warrant"), (6) that certain Warrant to Purchase Stock issued by the Company to ORIX on February 28, 2005 (the "Sixth Warrant"), (7) that certain Warrant to Purchase Stock issued by the Company to ORIX on December 28, 2005 (the "Seventh Warrant"), and (8) that certain Warrant to Purchase Stock issued by the Company to ORIX on September 21, 2006 (the "Eighth Warrant") and (B) exercise of the First Warrant, the Second Warrant, the Third Warrant, Fourth Warrant, Fifth Warrant, the Sixth Warrant, the Seventh Warrant and/or the Eighth Warrant if at any time the Shares (as defined in the First Warrant, the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, the Sixth Warrant, the Seventh Warrant and the Eighth Warrant, respectively) are shares of Common Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i)."

     2. Counterparts. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart.

     3. All other provisions of the Agreement shall remain unchanged and in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

SVB FINANCIAL GROUP                     ORIX VENTURE FINANCE LLC
(ASSIGNEE OF SILICON VALLEY BANK)


By: /s/ Illegible                       By: Kevin P. Sheehan
    ---------------------------------       ------------------------------------
Title: Relationship Manager             Title: President & CEO


ATHENAHEALTH, INC.


By: /s/ Jonathan Bush
    ---------------------------------
Title: Jonathan Bush, President & CEO

                AMENDMENT NO. 6 TO REGISTRATION RIGHTS AGREEMENT

      THIS AMENDMENT NO. 6 TO REGISTRATION RIGHTS AGREEMENT is made as of May 31, 2007 by and between ORIX Venture Partners LLC ("ORIX"), SVB Financial Group (assignee of Silicon Valley Bank) ("SVB" or "Purchaser", and collectively with ORIX, the "Holders") and athenahealth, Inc. (formerly Athena Healthcare Incorporated), a Delaware corporation (the "Company").

                                    RECITALS

      A. SVB and the Company executed a Registration Rights Agreement, dated as of September 9, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Agreement").

      B. Concurrently with the execution of the Agreement, SVB acquired from the c; Company a certain Warrant to Purchase Stock, dated as of September 9, 1999 (the "First Warrant").

      C. SVB and the Company executed an Amendment No. 1 to the Agreement, dated as of March 31, 2000 ("Amendment No. 1").

      D. Concurrently with the execution of Amendment No. 1, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of March 31, 2000 (the "Second Warrant").

      E. SVB, ORIX, and the Company executed an Amendment No. 2 to the Agreement, dated as of November 4, 2003 ("Amendment No. 2"), pursuant to which, among other things, ORIX became a party to the Agreement as an additional Holder.

      F. Concurrently with the execution of Amendment No. 2, SVB acquired from the Company a certain Warrant to Purchase Stock, dated as of November 4, 2003 (the "Third Warrant"), and ORIX acquired from the Company a certain Warrant to Purchase Stock, dated as of November 4, 2003 (the "Fourth Warrant").

      G. Concurrently with the execution and delivery of Amendment No. 3 to the Agreement dated February 28, 2005 ("Amendment No. 3"), the Company issued to SVB a certain Warrant to Purchase Stock dated as of February 28, 2005 (the "Fifth Warrant") and issued to ORIX a certain Warrant to Purchase Stock dated as of February 28, 2005 (the "Sixth Warrant").

      H. Concurrently with the execution and delivery of Amendment No. 4 to the Agreement dated as of December 28, 2005 ("Amendment No. 4"), the Company issued to ORIX a certain Warrant to Purchase Stock dated as of December 28, 2005 (the "Seventh Warrant").

      I. Concurrently with the execution of this Amendment No. 5 to the Agreement, dated as of September 21, 2006 ("Amendment No. 5"), the Company issued to ORIX a certain Warrant to Purchase Stock, dated as of September 21, 2006 (the "Eighth Warrant").

      J. Concurrently with the execution of this Amendment No. 6 to the Agreement, dated as of the date hereof ("Amendment No. 6"), the Company issued to ORIX a certain Warrant to Purchase Stock, dated as of the date hereof (the "Ninth Warrant", and collectively with the First Warrant, the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, the Sixth Warrant, the Seventh Warrant, the Eighth Warrant, and the Ninth Warrant, the "Warrants").

      K. The parties desire that the shares of Common Stock issuable upon the conversion of the Eligible Shares (as defined in the First Warrant), the Shares (as defined in the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, the Sixth Warrant, the Seventh Warrant, the Eighth Warrant, and the Ninth Warrant) and/or the Shares, if same are shares of Common Stock (the "First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, and Ninth Warrant Conversion Shares"), and certain other securities relating to the Shares, be included within the rights granted to the Holders under the Agreement.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Inclusion of First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, and Ninth Warrant Conversion Shares. The definition of "Registrable Securities" in Section 1.1(b) of the Agreement is hereby deleted in its entirety and replaced with the following definition:

      "The term "Registrable Securities" means (i) the shares of Common Stock issuable upon (A) conversion of the shares of preferred stock issuable under (1) that certain Warrant to Purchase Stock issued by the Company to Purchaser on September 9, 1999 (the "First Warrant"), (2) that certain Warrant to Purchase Stock issued by the Company to Purchaser on March 31, 2000 (the "Second Warrant"), (3) that certain Warrant to Purchase Stock issued by the Company to ORIX Venture Finance LLC ("ORIX") on November 4, 2003 (the "Third Warrant"), (4) that certain Warrant to Purchase Stock issued by the Company to Purchaser on November 4, 2003 (the "Fourth Warrant"), (5) that certain Warrant to Purchase Stock issued by the Company to Purchaser on February 28, 2005 (the "Fifth Warrant"), (6) that certain Warrant to Purchase Stock issued by the Company to ORIX on February 28, 2005 (the "Sixth Warrant"), (7) that certain Warrant to Purchase Stock issued by the Company to ORIX on December 28, 2005 (the "Seventh Warrant"), and (8) that certain Warrant to Purchase Stock issued by the Company to ORIX on September 21, 2006 (the "Eighth Warrant"), and
      (9) that certain Warrant to Purchase Stock issued by the Company to ORIX on May , 2007 (the "Ninth Warrant"), and (B) exercise of the First Warrant, the Second Warrant, the Third Warrant, Fourth Warrant, Fifth Warrant, the Sixth

      Warrant, the Seventh Warrant, the Eighth Warrant, and/or the Ninth Warrant if at any time the Shares (as defined in the First Warrant, the Second Warrant, the Third Warrant, the Fourth Warrant, the Fifth Warrant, the Sixth Warrant, the Seventh Warrant, the Eighth Warrant, and the Ninth Warrant, respectively) are shares of Common Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i)."

      2. Counterparts. This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart.

      3. All other provisions of the Agreement shall remain unchanged and in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

SVB FINANCIAL GROUP (ASSIGNEE OF        ORIX VENTURE FINANCE LLC
SILICON VALLEY BANK)

By: /s/ Norman Cutler                   By: /s/ Kevin P. Sheeha
    ------------------------------          -----------------------------------
Title: Derivatives Manager              Title: President & CEO
       ---------------------------
       Norman Cutler 408.654.7141.

ATHENAHEALTH, INC.

By: /s/ Carl Buyers
    ------------------------------
Title: Treasurer & CFO